                                                                       EXHIBIT E
                                                               FILE NO. 70-10299

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                              (MILLIONS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                        DECEMBER 31,   SEPTEMBER 30,
                                                            2004            2005
                                                        ------------   -------------
CURRENT ASSETS:
   Cash and cash equivalents ........................     $   165         $   162
   Investment in Time Warner common stock ...........         421             392
   Accounts receivable, net .........................         742             745
   Accrued unbilled revenues ........................         576             313
   Natural gas inventory ............................         174             309
   Materials and supplies ...........................          78              88
   Non-trading derivative assets ....................          50             195
   Current assets of discontinued operations ........         514              --
   Prepaid expenses .................................          21              18
   Other current assets .............................          96             240
                                                          -------         -------
      Total current assets ..........................       2,837           2,462
                                                          -------         -------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment ....................      10,963          11,323
   Less accumulated depreciation and amortization ...      (2,777)         (2,962)
                                                          -------         -------
      Property, plant and equipment, net ............       8,186           8,361
                                                          -------         -------

OTHER ASSETS:
   Goodwill, net ....................................       1,741           1,744
   Other intangibles, net ...........................          58              56
   Regulatory assets ................................       3,350           2,943
   Non-trading derivative assets ....................          18             108
   Non-current assets of discontinued operations ....       1,051              --
   Other ............................................         921             838
                                                          -------         -------
      Total other assets ............................       7,139           5,689
                                                          -------         -------
         TOTAL ASSETS ...............................     $18,162         $16,512
                                                          =======         =======

                                                                       EXHIBIT E
                                                               FILE NO. 70-10299

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS - (CONTINUED)
                              (MILLIONS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                 DECEMBER 31,   SEPTEMBER 30,
                                                                     2004            2005
                                                                 ------------   -------------
CURRENT LIABILITIES:
   Current portion of transition bond long-term debt .........     $    47         $    54
   Current portion of other long-term debt ...................       1,789           2,004
   Indexed debt securities derivative ........................         342             307
   Accounts payable ..........................................         868             845
   Taxes accrued .............................................         609             174
   Interest accrued ..........................................         151             143
   Non-trading derivative liabilities ........................          26              89
   Regulatory liabilities ....................................         225              --
   Accumulated deferred income taxes, net ....................         261             366
   Current liabilities of discontinued operations ............         449              --
   Other .....................................................         420             692
                                                                   -------         -------
      Total current liabilities ..............................       5,187           4,674
                                                                   -------         -------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net ....................       2,415           2,480
   Unamortized investment tax credits ........................          54              48
   Non-trading derivative liabilities ........................           6              14
   Benefit obligations .......................................         440             457
   Regulatory liabilities ....................................       1,082             749
   Non-current liabilities of discontinued operations ........         420              --
   Other .....................................................         259             378
                                                                   -------         -------
      Total other liabilities ................................       4,676           4,126
                                                                   -------         -------

LONG-TERM DEBT:
   Transition bonds ..........................................         629             575
   Other .....................................................       6,564           5,919
                                                                   -------         -------
      Total long-term debt ...................................       7,193           6,494
                                                                   -------         -------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
   Common stock (308,045,215 shares and 310,069,770 shares
      outstanding at December 31, 2004 and
      September 30, 2005, respectively) ......................           3               3
   Additional paid-in capital ................................       2,891           2,917
   Retained deficit ..........................................      (1,727)         (1,661)
   Accumulated other comprehensive loss ......................         (61)            (41)
                                                                   -------         -------
      Total shareholders' equity .............................       1,106           1,218
                                                                   -------         -------
         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ..........     $18,162         $16,512
                                                                   =======         =======

                                                                       EXHIBIT E
                                                               FILE NO. 70-10299

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                              (MILLIONS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                       DECEMBER 31,   SEPTEMBER 30,
                                                           2004            2005
                                                       ------------   -------------
CURRENT ASSETS:
   Cash and cash equivalents .......................     $    25         $    14
   Accounts and notes receivable, net ..............         124             155
   Accounts and notes receivable -- affiliated
      companies, net ...............................          58              41
   Accrued unbilled revenues .......................          74             124
   Materials and supplies ..........................          53              56
   Taxes receivable ................................          62              58
   Deferred tax asset ..............................          79              --
   Other ...........................................          12              10
                                                         -------         -------
      Total current assets .........................         487             458
                                                         -------         -------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment ...................       6,245           6,395
   Less accumulated depreciation and amortization ..      (2,204)         (2,331)
                                                         -------         -------
      Property, plant and equipment, net ...........       4,041           4,064
                                                         -------         -------

OTHER ASSETS:
   Other intangibles, net ..........................          38              38
   Regulatory assets ...............................       3,329           2,915
   Notes receivable-- affiliated companies .........         815             815
   Other ...........................................          73              65
                                                         -------         -------
      Total other assets ...........................       4,255           3,833
                                                         -------         -------
         TOTAL ASSETS ..............................     $ 8,783         $ 8,355
                                                         =======         =======

                                                                       EXHIBIT E
                                                               FILE NO. 70-10299

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                      (MILLIONS OF DOLLARS) -- (CONTINUED)
                                   (UNAUDITED)

                         LIABILITIES AND MEMBER'S EQUITY

                                                           DECEMBER 31,   SEPTEMBER 30,
                                                               2004            2005
                                                           ------------   -------------
CURRENT LIABILITIES:
   Current portion of transition bond long-term debt ...      $   47         $   54
   Current portion of other long-term debt .............       1,310          1,310
   Accounts payable ....................................          41             43
   Taxes accrued .......................................         105             67
   Interest accrued ....................................          68             51
   Regulatory liabilities ..............................         225             --
   Other ...............................................          58             46
                                                              ------         ------
      Total current liabilities ........................       1,854          1,571
                                                              ------         ------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net ..............       1,377          1,398
   Unamortized investment tax credits ..................          49             44
   Benefit obligations .................................         128            135
   Regulatory liabilities ..............................         648            302
   Notes payable -- affiliated companies ...............         151            151
   Accounts payable -- affiliated companies ............         303            303
   Other ...............................................          19             21
                                                              ------         ------
      Total other liabilities ..........................       2,675          2,354
                                                              ------         ------

LONG-TERM DEBT:
   Transition bonds ....................................         629            575
   Other ...............................................       1,592          1,591
                                                              ------         ------
      Total long-term debt .............................       2,221          2,166
                                                              ------         ------

COMMITMENTS AND CONTINGENCIES

MEMBER'S EQUITY:
   Common stock ........................................          --             --
   Paid-in capital .....................................       2,278          2,309
   Retained deficit ....................................        (245)           (45)
                                                              ------         ------
      Total member's equity ............................       2,033          2,264
                                                              ------         ------
         TOTAL LIABILITIES AND MEMBER'S EQUITY .........      $8,783         $8,355
                                                              ======         ======

                                                                       EXHIBIT E
                                                               FILE NO. 70-10299

               CENTERPOINT ENERGY RESOURCES CORP. AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                              (MILLIONS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                                  DECEMBER 31,   SEPTEMBER 30,
                                                                      2004            2005
                                                                  ------------   -------------
CURRENT ASSETS:
   Cash and cash equivalents ..................................      $  141         $  107
   Accounts and notes receivable, net .........................         613            587
   Accrued unbilled revenue ...................................         502            189
   Accounts and notes receivable - affiliated companies,
      net .....................................................          12             --
   Materials and supplies .....................................          25             32
   Natural gas inventory ......................................         174            310
   Non-trading derivative assets ..............................          50            195
   Taxes receivable ...........................................         155              1
   Deferred tax asset .........................................          12              2
   Prepaid expenses ...........................................           9             10
   Other ......................................................          92            233
                                                                     ------         ------
      Total current assets ....................................       1,785          1,666
                                                                     ------         ------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment ..............................       4,296          4,508
   Less accumulated depreciation ..............................        (462)          (524)
                                                                     ------         ------
      Property, plant and equipment, net ......................       3,834          3,984
                                                                     ------         ------

OTHER ASSETS:
   Goodwill, net ..............................................       1,741          1,744
   Other intangibles, net .....................................          20             19
   Non-trading derivative assets ..............................          18            108
   Accounts and notes receivable - affiliated companies, net ..          18             16
   Other ......................................................         117            138
                                                                     ------         ------
      Total other assets ......................................       1,914          2,025
                                                                     ------         ------
TOTAL ASSETS ..................................................      $7,533         $7,675
                                                                     ======         ======

                                                                       EXHIBIT E
                                                               FILE NO. 70-10299

               CENTERPOINT ENERGY RESOURCES CORP. AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                   CONSOLIDATED BALANCE SHEETS -- (CONTINUED)
                              (MILLIONS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDER'S EQUITY

                                                            DECEMBER 31,   SEPTEMBER 30,
                                                                2004            2005
                                                            ------------   -------------
CURRENT LIABILITIES:
   Current portion of long-term debt ....................      $  367          $    6
   Accounts payable .....................................         799             784
   Accounts and notes payable - affiliated companies,
      net ...............................................          --              13
   Taxes accrued ........................................          78              63
   Interest accrued .....................................          58              46
   Customer deposits ....................................          60              60
   Non-trading derivative liabilities ...................          26              89
   Accumulated deferred income taxes, net ...............          --               2
   Other ................................................         273             559
                                                               ------          ------
      Total current liabilities ........................        1,661           1,622
                                                               ------          ------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net ...............         641             637
   Non-trading derivative liabilities ...................           6              14
   Benefit obligations ..................................         128             129
   Other ................................................         557             659
                                                               ------          ------
      Total other liabilities ..........................        1,332           1,439
                                                               ------          ------
LONG-TERM DEBT ..........................................       2,001           1,986
                                                               ------          ------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
   Common stock .........................................          --              --
   Paid-in capital ......................................       2,232           2,292
   Retained earnings ....................................         305             332
   Accumulated other comprehensive income ...............           2               4
                                                               ------          ------
      Total stockholder's equity .......................        2,539           2,628
                                                               ------          ------
   TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ...........      $7,533          $7,675
                                                               ======          ======